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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 1, 2002


                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
 ------------------------------------------------------------------------------
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         United States                         333-83484                       22-2382028
------------------------------        -------------------------          ----------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


         White Clay Center, Building 200, Newark, DE             19711
         ----------------------------------------------       ------------
         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5000


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Item 5.  Other Events:

         On November 1, 2002, the Chase Credit Card Master Trust (the "Trust") added to its portfolio credit card receivables in a group of 409,873 accounts, with a total outstanding principal amount of $757,393,789.98. The total outstanding principal amount of receivables in the trust portfolio after the November 1, 2002 addition was $32,019,190,778.00. The management of Chase Manhattan Bank USA, N.A. believes that the addition of the new credit card receivables will have no material effect on the Trust or the asset backed certificates issued by the Trust.

         A copy of the executed Assignment adding the receivables to the portfolio is being filed as Exhibit 10.1 to this current report on Form 8-K.


                  Exhibit          Description
                  -------          -----------
                  10.1             Assignment No. 23 of Receivables
                                   in  Additional Accounts, dated
                                   November 1, 2002.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 15, 2002

                                 JPMorgan Chase Bank
                                 (f/k/a The Chase Manhattan Bank),
                                  as Servicer


                                 By:  /s/ Miriam Haimes
                                 -----------------------------------
                                 Name:    Miriam Haimes
                                 Title:   Vice President




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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                       Description
---------------                   -----------------
10.1                              Assignment No. 23 of Receivables on
                                  Additional Accounts, dated November 1, 2002.